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                                                                    Exhibit 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Omnicare, Inc.
Cincinnati, Ohio


  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, relating to shares of common stock of the Company issuable under its 1995 Premium Priced Stock Option Plan, of our report dated July 29, 1994 relating to the combined financial statements of Evergreen appearing in the Company's 1995 Form 10-K.


/s/ BDO Seidman, LLP

Seattle, Washington
April 15, 1996